Exhibit 99.1

ICON-SCM AG

Independent Auditors Report

To the management of ICON-SCM AG:

We have audited the accompanying financial statements of ICON-SCM AG (“the Company”), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in Germany; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ICON-SCM AG as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the years then ended, in accordance with accounting principles generally accepted in Germany.

Emphasis-of-Matter

Accounting principles generally accepted in Germany vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note F to the financial statements.

/s/ Deloitte & Touche GmbH

Wirtschaftsprüfungsgesellschaft

Stuttgart, Germany

October 10, 2013

ICON-SCM AG

Balance Sheets

	December 31,		June 30,
(All amounts in €)	2012	2011	2013
			(Unaudited)
Assets
Fixed assets:
Intangible assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	€1,733,516	€2,263,669	€1,446,661
Tangible assets
Other assets, operating and business equipment	156,188	125,702	119,048
Financial assets
Investments in subsidiaries	97,929	97,929	97,929

	1,987,633	2,487,300	1,663,638
Current Assets:
Inventories
Unbilled services	26,860	27,600	44,770
Receivables and other assets
Trade accounts receivable	996,992	2,317,869	1,086,356
Receivables from subsidiaries	21,090	—	683,322
Other assets	74,171	45,975	103,978

	1,119,113	2,391,444	1,918,426
Securities
Other securities	237,168	223,763	244,354
Cash and cash equivalents	633,677	1,084,845	173,329
Prepaid expenses	40,424	20,311	60,093
Loss not covered by capital	4,125,101	—	6,217,607

Total assets	€8,143,116	€6,207,663	€10,277,447

Shareholders’ Equity and liabilities
Equity capital:
Subscribed capital	€250,000	€250,000	€250,000
Appropriated retained earnings
Legal reserves	19,305	19,305	19,305
Other revenue reserves	29,999	29,999	29,999
Retained earnings (deficit)	(4,424,405)	366,790	(6,516,911)
Loss not covered by capital	4,125,101	—	6,217,607

Total shareholders’ equity (deficit)	—	666,094	—
Reserves
Reserves for pensions and similar obligations	195,990	184,891	203,952
Accrued taxes payable	75,753	79,944	75,753
Other provisions	151,013	268,469	223,076

	422,756	533,304	502,781
Obligations
Convertible bond and long-term debt	3,000,000	—	5,000,000
Bank overdraft	693,112	570,460	489,520
Accounts payable	226,924	757,208	114,498
Due to affiliated companies	2,524,770	2,438,223	3,073,101
Other liabilities	135,854	121,323	102,814
of which, taxes:	(85,352)	(95,127)	(47,187)
of which, relating to social security and similar obligations:	(7,327)	(3,906)	(9,185)

	6,580,660	3,887,214	8,779,933
Deferred revenue	1,139,700	1,121,051	994,733

Total liabilities and stockholders’ equity	€8,143,116	€6,207,663	€10,277,447

See accompanying notes to the financial statements

ICON-SCM AG

Statements of Operations

	For the twelve months ended December 31,		For the six months ended June 30,
(All amounts in €)	2012	2011	2013	2012
			(Unaudited)
Operating revenue
Revenues	€7,364,222	€9,810,313	€3,095,064	€3,611,832
Changes in unbilled services	(740)	(116,200)	17,910	303,953
Other operating income	167,649	185,760	37,575	57,323
of which, from currency translation	(50,433)	(95,754)	(18,181)	(38,359)

Total operating revenue	7,531,131	9,879,873	3,150,549	3,973,108
Raw materials and consumables
Expenses for purchased services	6,658,745	4,945,352	2,500,053	3,715,560

Gross profit	872,386	4,934,521	650,496	257,548
Personnel expenses
Wages and salaries	2,621,645	1,690,041	1,331,830	1,361,591
Social security, pension and other benefits	469,617	279,858	192,329	216,686
of which, for retirement benefits	—	(1,895)	—	—

	3,091,262	1,969,899	1,524,159	1,578,277
Depreciation and amortization of intangible and tangible assets	653,738	609,531	334,081	319,376
Other operating expenses	1,706,461	1,736,950	721,895	853,572
of which, from currency translation	(106,089)	(80,683)	(38,424)	(42,059)
Other interest and similar revenue	(567)	(1,356)	(16,526)	(281)
of which, from affiliates	—	—	(16,526)	—
Interest and similar expenses	194,796	144,195	168,882	64,277
of which, from affiliates	(116,570)	(120,320)	(153,201)	(59,196)

(Loss) income from ordinary activities	(4,773,304)	475,302	(2,081,995)	(2,557,673)
Taxes from income and revenue	16,385	87,099	10,453	2,100
Other taxes	1,506	2,108	58	112

Net (loss) income	(4,791,195)	386,095	(2,092,506)	(2,559,885)
Profit (loss) carried forward	366,790		(4,424,405)	366,790
Allocation to the legal reserve	—	(19,305)	—	—

Retained earnings (deficit)	€(4,424,405)	€366,790	€(6,516,911)	€(2,193,095)

See accompanying notes to the financial statements

ICON-SCM AG

Statements of Cash Flows

	For the twelve months ended December 31,		For the six months ended June 30,
(All amounts in €)	2012	2011	2013	2012
			Unaudited
Cash flow from operating activities
Net (loss) income	€(4,791,195)	€386,095	€(2,092,506)	€(2,559,885)
Adjustments to reconcile net loss (income) to net cash (used in) provided by in operating activities:
Depreciation of fixed assets	653,738	609,531	334,081	319,376
Changes in current assets and liabilities:
Accounts receivable and unbilled services	1,272,331	(1,449,462)	(118,580)	912,153
Accounts payable, accruals and provisions	(584,591)	591,135	433,832	(131,101)
Deferred revenue	18,649	(76,858)	(144,966)	35,416
Prepaid expenses	(20,112)	(20,311)	(19,670)	(29,510)

Net cash (used in) provided by operating activities	(3,451,180)	40,130	(1,607,809)	(1,453,551)

Cash flow from investing activities
Capital expenditures	(154,071)	(153,447)	(10,086)	(34,314)
Securities	(13,405)	487	(7,186)	(2,354)
Loan to subsidiary	—	—	(680,732)	—

Net cash used in investing activities	(167,476)	(152,960)	(698,004)	(36,668)

Cash flow from financing activities
Net increase (decrease) in bank overdrafts	122,651	194,873	(203,592)	469,790
Net increase (decrease) in intercompany loans	44,837	(6,239)	49,057	29,794
Profit distribution	—	(8,987)	—	—
Net proceeds from convertible bond and long-term debt	3,000,000	—	2,000,000	—

Net cash provided by financing activities	3,167,488	179,647	1,845,465	499,584

Net change in cash and cash equivalents	(451,168)	66,817	(460,349)	(990,635)
Cash and cash equivalents at beginning of period	1,084,845	1,018,028	633,677	1,084,845

Cash and cash equivalents at end of period	€633,677	€1,084,845	€173,329	€94,210

See accompanying notes to the financial statements

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

A. Company information

ICON-SCM AG (“ICON” or the “Company”) is operating as a supply chain planning and solutions provider headquartered in Karlsruhe, Germany. The Company qualifies as a small limited company as defined by Section 267, Paragraph 1 in connection with Paragraph 4 of the German Commercial Code (“HGB”). Pursuant to such regulation (as enacted in the version of the Accounting Modernization Law of May 29, 2009), the Company is required to present stand-alone, unconsolidated financial statements prepared in accordance with German statutory accounting and reporting requirements (“German GAAP”).

In 2011, the Company changed its legal structure from a partnership of ICON-SCM GmbH & Co. KG to a corporation and consequently changed its name to ICON-SCM AG. The change in legal structure and name did not affect the comparability of the financial statements presented.

The Company is over indebted as of December 31, 2012. The Company has adopted the going concern basis in preparing these financial statements according to Section 252, Paragraph 1, Number 2 HGB.

B. Significant accounting policies

The financial statements are drawn up in accordance with the accounting provisions of the German Commercial Code. The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied, unless otherwise stated.

1. Fixed assets

Fixed assets include intangible assets, tangible assets and long term financial assets and are measured at acquisition cost.

The depreciation of intangible assets and tangible assets is determined according to the straight-line method. The estimated useful life for amortization and depreciation of assets is generally in the range of 3 to 10 years.

Financial assets consist of shares in subsidiaries of the Company.

The development of the individual asset items is detailed in a separate list in note C below.

2. Inventories – Unbilled services

Inventories, which represent unbilled services, are valued at their production cost.

3. Receivables and other assets

Receivables and other assets are recorded at their nominal values less an appropriate valuation allowance.

Receivables in US dollars are translated at the middle spot exchange rate applicable on the date of the transaction. On the date of the financial statements the corresponding receivables are translated at the middle spot exchange rate applicable on the balance sheet date as of December 31, 2012, 2011, and June 30, 2013 (unaudited).

For general credit risk, a general allowance in an amount of 1% of the balance of receivables (VAT excluded) was recognized.

The receivables due from subsidiaries represent trade accounts receivable.

All receivables and other assets have a remaining term to maturity of less than one year.

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

4. Securities

Securities are recorded at their acquisition cost.

5. Equity

The subscribed capital is € 250,000 (prior year: € 250,000). The capital stock is divided into 250,000 denominated individual shares.

By virtue of the company’s charter, the Board of Directors is authorized, with consent of the Supervisory Board, until October 15, 2016, to increase the share capital of the company once or several times by up to € 125,000 for cash or a noncash capital contribution. The purchase right of the shareholders can be excluded (approved capital I/2011).

6. Reserves

The reserve for pensions and similar obligations covers all benefit obligations offered to employees. This reserve is determined in accordance with the projected unit credit method, based on the 2005 G standard tables of Dr. Klaus Heubeck. The amount determined is discounted at a flat rate using the average market interest rate for the last seven years, based on an assumption that the term to maturity is 15 years (5.04%, in the preceding year 5.14%). Furthermore the calculation considers salary increases of 0%, pension increases of 1.0%, and a staff turnover rate of 0%.

Other provisions take into account all identifiable risks and uncertainties, and expected payment obligations. The provisions are recognized at estimated settlement amounts that are determined through reasonable business judgment. Other provisions amounting to €151,013 as at December 31, 2012 (prior year: €268,469) include the following significant amounts: vacation and employee bonuses of €57,581 (previous year: €106,640), accrued interest expense resulting from the convertible bond of €32,508 (prior year: €0), intercompany management fee charges of €0 (prior year: €87,969), accrual for un-invoiced expenses of €36,700 (prior year: €71,860) and warranty reserves of €22,224 (prior year: € 0).

7. Obligations

Obligations are recorded at their settlement amounts. Obligations denominated in foreign currencies are translated at the middle spot exchange rate applicable on the date of the transaction. On the date of the financial statements the corresponding receivables are translated at the middle spot exchange rate applicable on the balance sheet date as of December 30, 2012 and 2011, and June 30, 2013 (unaudited).

Obligations include a convertible bond of € 3,000,000 (prior year: € 0). Pursuant to the convertible bond agreement, the bond holder has the right to subscribe to 25,000 non-par value shares of the Company, in exchange for the face value of the convertible bond, based on € 120 per-share. For this the Annual General Meeting of the Company on June 5, 2012 approved an increase in the share capital of the Company by € 25,000 of 25,000 €1 denominated individual shares. This increase did not increase equity because these are contingently issuable shares (authorized capital 2012).

In 2013, the Company entered into two loan agreements in the amount of €1,000,000 each, that bear interest at a rate of 10.3% and 9.0% per annum, respectively. Each loan also includes a profit sharing element to be paid determined based on a percentage of net earnings (25% and 50%, respectively), with a maximum profit sharing interest of €34,500 and €30,000. Both loans mature on October 31, 2018.

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

Liabilities to affiliates include liabilities for services in the amount of € 106,339 (prior year: € 64,629). The remaining amount relates to a loan from the Company’s parent, including interest payable.

The remaining terms of maturity of the individual obligation items are detailed in a separate list in note C below.

8. Statements of Operations

The statements of operations are presented using the total cost method under German GAAP i.e. all revenues and expenses are included, and personnel costs are presented separately. Invoicing occurs in Euros (revenues domestic, Europe and Africa) and in US dollars (revenues America and Asia).

Taxes on income and revenue solely relate to income from ordinary activities.

In 2012 and 2011, the Board of Directors proposed that the accumulated loss and retained earnings, respectively, in the amount of € 4,424,405 in 2012 and € 366,790 in 2011 should be carried forward within retained earnings (deficit).

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

C. Notes to the Balance Sheets

Table 1—Movements in Fixed Assets

Intangible assets, tangible assets and other assets as of June 30, 2013 are as follows (unaudited):

	Cost				Accumulated Depreciation and Amortization				Net Book Value
	January 1,			June 30,	January 1,			June 30,	June 30,	December 31,
	2013	Additions	Disposals	2013	2013	Additions	Disposals	2013	2013	2012
I. Intangible Assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	€2,884,587	€5,216	€—	€2,889,803	€1,151,071	€292,071	€—	€1,443,142	€1,446,661	€1,733,516
II. Tangible Assets
Other assets, operating and business equipment	266,430	4,870	1,456	269,844	110,242	42,010	1,456	150,796	119,048	156,188
III. Other Assets
Shares in affiliated companies	97,929	—	—	97,929	—			—	97,929	97,929

	€3,248,946	€10,086	€1,456	€3,257,576	€1,261,313	€334,081	€1,456	€1,593,938	€1,663,638	€1,987,633

Intangible assets, tangible assets and other assets as of December 31, 2012 are as follows:

	Cost				Accumulated Depreciation and Amortization				Net Book Value
	January 1,			December 31,	January 1,			December 31,	December 31,	December 31,
	2012	Additions	Disposals	2012	2012	Additions	Disposals	2012	2012	2011
I. Intangible Assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	€2,840,425	€44,162	€—	€2,884,587	€576,756	€574,315	€—	€1,151,071	€1,733,516	€2,263,669
II. Tangible Assets
Other assets, operating and business equipment	165,943	109,909	9,422	266,430	40,241	79,423	9,422	110,242	156,188	125,702
III. Other Assets
Shares in affiliated companies	97,929	—	—	97,929	—	—	—	—	97,929	97,929

	€3,104,297	€154,071	€9,422	€3,248,946	€616,997	€653,738	€9,422	€1,261,313	€1,987,633	€2,487,300

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

Intangible assets, tangible assets and other assets for the year ended December 31, 2011 are as follows:

	Cost				Accumulated Depreciation and Amortization				Net Book Value
	January 1,			December 31,	January 1,			December 31,	December 31,	December 31,
	2011	Additions	Disposals	2011	2011	Additions	Disposals	2011	2011	2010
I. Intangible Assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	€2,827,786	€12,639	€—	€2,840,425	€9,843	€566,913	€—	€576,756	€2,263,669	€2,817,943
II. Tangible Assets
Other assets, operating and business equipment	35,382	140,808	10,247	165,943	7,870	42,618	10,247	40,241	125,702	27,512
III. Other Assets
Shares in affiliated companies	97,929	—	—	97,929	—	—	—	—	97,929	97,929

	€2,961,097	€153,447	€10,247	€3,104,297	€17,713	€609,531	€10,247	€616,997	€2,487,300	€2,943,384

Table 2—Remaining terms of maturity for obligations

The due dates of liabilities as of June 30, 2013 are as follows (unaudited):

		Payments due by Period
	Total	up to 1 year	1-5 years	More than 5 years	Secured amounts
Type of liabilities:
Bonds	€5,000,000	€5,000,000	€—	€—	€—
Credit institutions	489,520	489,520	—	—	—
Trade	114,498	114,498	—	—	—
Parent company and subsidiaries	3,073,101	3,073,101	—	—	—
Others	102,814	102,814	—	—

	€8,779,933	€8,779,933	€—	€—	€—

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

The due dates of liabilities as of December 31, 2012 are as follows:

		Payments due by Period
	Total	Up to 1 year	1-5 years	More than 5 years	Secured amounts
Type of liabilities:
Bonds	€3,000,000	€—	€—	€3,000,000	€—
Credit institutions	693,112	693,112	—	—	—
Trade	226,924	226,924	—	—	—
Parent company and subsidiaries	2,524,770	2,524,770	—	—	—
Others	135,854	135,854	—	—

	€6,580,660	€3,580,660	€—	€3,000,000	€—

The due dates of liabilities as of December 31, 2011 are as follows:

		Payments due by Period
	Total	Up to 1 year	1-5 years	More than 5 years	Secured amounts
Type of liabilities:
Credit institutions	€570,460	€570,460	€—	€—	€—
Trade	757,208	757,208	—	—	—
Parent company and subsidiaries	2,438,223	2,438,223	—	—	—
Others	121,323	121,323	—	—	—

	€3,887,214	€3,887,214	€—	€—	€—

D. Subsequent Events

On July 30, 2013, E2open, Inc., a company incorporated in the United States of America, and ICON Gesellschaft für Supply Chain Management mbH (the “Parent Company”), entered into a share purchase agreement whereby E2open, Inc., acquired from the Parent Company, on the same date, all of the outstanding shares of the Company. As part of the acquisition, E2open assumed the outstanding liabilities of the Company, including the convertible bond and long-term debt. Immediately after the acquisition, E2open, Inc. paid the outstanding principal of the Convertible bond of €3,000,000 and long-term debt of €2,000,000, and any unpaid interest as of July 30, 2013.

Additionally, on July 30, 2013, in connection with the acquisition of the Company by E2open, Inc., the Parent Company waived all outstanding loans including any unpaid interest due from the Company as of July 31, 2013 in the amount of €2,467,145 and the Company terminated the existing operating and management contract with the Parent Company, as of July 31, 2013.

E. Other Information

1. Financial commitments

Other financial commitments arise from an office rental agreement for a total amount of €713,000 (thereof due within one year: €147,463), (prior year €130,503 all due within one year), and from leased vehicle agreements for a total amount of €79,271 (thereof due within one year: €59,896), (prior year: €152,013 thereof due within one year €74,807).

An operating and management contract entered into by the Company with the Parent represents a financial obligation of €600,000 per year. The commitment expires on October 31, 2021 with total amounts payable of €5,300,000 (prior year: €5,900,000).

2. Employees

The average number of employees in the fiscal year is 46 (prior year: 25).

3. Organization Members

Board of Directors members	Dr. Ing. Michael Keppler. Industrial Engineer (until July 31, 2013)
Dr. Ing. Kurt Mannchen, Industrial Engineer (until July 31, 2013)
Susan Simmons, Vice President Corporate Controller E2open Inc (since August 29, 2013)
Thorsten Bachmann, Vice President—Finance (since August 29, 2013)

Supervisory Board members	Ulrich Götz, attorney (Chairman) (until July 31, 2013)
Erich Gläser, industrial engineer (Deputy Chairman) (until July 31, 2013)
Andreas Muschik, Industrial Engineer (until July 31, 2013)
Mark Woodward, President and CEO of E2open, Inc. (since August 27, 2013)
Peter Maloney, CFO of E2open, Inc. (since August 27, 2013)
Scott Miller, General Counsel of E2open, Inc. (since August 27, 2013)

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

F. Summary of Differences between German GAAP and the US generally accepted accounting principles (“US GAAP”)

The financial statements of the Company have been prepared in accordance with German GAAP which differ in certain significant respects from US GAAP. The effects of the application of US GAAP to shareholders’ equity and net (loss) income are set forth in the tables below:

(a)	Reconciliation of net (loss) income in accordance with German GAAP and US GAAP for periods presented in the Statements of Operations:

	Twelve months ended December 31,		Six months ended June 30,
	2012	2011	2013	2012
			(Unaudited)
Net income (loss) in accordance with German GAAP	€(4,791,195)	€386,095	€(2,092,506)	€(2,583,925)
US GAAP reconciling adjustments:
1) Consolidation of wholly-owned subsidiaries	(11,398)	(129,943)	15,180	(311,063)
2) Revenue recognition	774,004	(124,221)	136,169	434,712
3) Accounting for software development costs	562,200	562,200	281,100	281,100
4) Provision for (reversal of) bad debt allowance	(12,290)	21,900	2,360	—
5) Income tax effects of reconciling items	—	—	—	—

	1,312,516	329,936	434,809	404,749

Net income (loss) in accordance with US GAAP	€(3,478,679)	€716,031	€(1,657,697)	€(2,179,176)

(b)	Reconciliation of shareholders equity in accordance with German GAAP and US GAAP for periods presented in the Balance Sheets:

	As of December 31,		As of June 30,
	2012	2011	2013
			(Unaudited)
Shareholders’ Equity in accordance with German GAAP	€—	€666,094	€—
U.S. GAAP reconciling adjustments:
1) Consolidation of wholly-owned subsidiaries	(40,231)	(28,170)	(22,716)
2) Revenue recognition	(384,433)	(1,158,437)	(248,264)
3) Accounting for software development costs	(1,686,600)	(2,248,800)	(1,405,500)
4) Bad debt allowance	9,610	21,900	11,970
5) Income tax effects of reconciling items	—	—	—
6) Accounting for investments in securities	26,921	18,969	26,921
7) Presentation of shareholders’ deficit	(4,125,101)	—	(6,217,607)

Shareholders’ Deficit in accordance with US GAAP	€(6,199,834)	€(2,728,444)	€(7,855,196)

(c)	Notes to the Reconciliation of Shareholders’ equity and net (loss) income in accordance with German GAAP and US GAAP

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

1. Consolidation of wholly-owned subsidiaries

Pursuant to the HGB the Company is required to present stand-alone, unconsolidated financial statements prepared in accordance with German GAAP.

Under US GAAP, consolidated financial statements are required when there is a controlling financial interest held by a parent in its subsidiaries.

Below is a summary of the effect of consolidation on the statements of operations:

	Twelve months ended December 31,		Six months ended June 30,
	2012	2011	2013	2012
			(Unaudited)
Effect of consolidating the wholly-owned subsidiaries:
Personnel expenses	€3,748,078	€2,012,767	€1,888,438	€2,034,093
Depreciation and amortization	38,328	45,593	12,477	19,711
Other operating expenses	1,074,320	561,963	356,961	573,764
Other operating income	4,347	631	17,150	8,182
Taxes	2,878	581	(1,111)	416
Expenses for purchased services	(4,856,553)	(2,491,592)	(2,289,095)	(2,325,103)

	€11,398	€129,943	€(15,180)	€311,063

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

Following are the Company’s German GAAP balance sheets, stand-alone and unconsolidated, and as they would be presented if the US and German subsidiaries were consolidated, and intercompany balances eliminated:

	December 31,		December 31,		June 30,
	2012		2011		2013
					(Unaudited)
	ICON AG	German GAAP Consolidated	ICON AG	German GAAP Consolidated	ICON AG	German GAAP Consolidated
Assets
Fixed assets:
Intangible assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	€1,733,516	€1,733,516	€2,263,669	€2,263,669	€1,446,661	€1,446,661
Tangible assets
Other assets, operating and business equipment	156,188	239,077	125,702	255,498	119,048	190,688
Financial assets
Investments in affiliated companies	97,929	—	97,929	—	97,929	—

	1,987,633	1,972,593	2,487,300	2,519,167	1,663,638	1,637,349
Current Assets:
Inventories
Unbilled services	26,860	26,860	27,600	27,600	44,770	44,770
Receivables and other assets	—	—	—	—	—	—
Trade accounts receivable	996,992	996,992	2,317,869	2,317,869	1,086,356	1,086,356
Receivables from affiliated companies	21,090	—	—	—	683,322	—
Other assets	74,171	123,018	45,975	77,429	103,978	266,561

	1,119,113	1,146,870	2,391,444	2,422,898	1,918,426	1,397,687
Securities
Other securities	237,168	237,168	223,763	223,763	244,354	244,354
Cash and cash equivalents	633,677	725,690	1,084,845	1,206,387	173,329	570,565
Prepaid expenses	40,424	40,424	20,311	20,311	60,093	60,093
Deficit not covered by capital (1)	4,125,101	4,165,332	—	—	6,217,607	6,240,320

Total assets	€8,143,116	€8,288,077	€6,207,663	€6,392,526	€10,277,447	€10,150,368

Shareholders’ Equity (Deficit) and liabilities
Equity capital:
Subscribed capital	€250,000	€250,000	€250,000	€250,000	€250,000	€250,000
Revenue reserves
Legal reserves	19,305	19,305	19,305	19,305	19,305	19,305
Other revenue reserves	29,999	29,999	29,999	29,999	29,999	29,999
Retained earnings	(4,424,405)	(4,468,243)	366,790	334,348	(6,516,911)	(6,545,571)
Loss not covered by capital (1)	4,125,101	4,165,332	—	—	6,217,607	6,240,320
Difference in equity arising from currency translation	—	3,607	—	4,272	—	5,947

Total shareholders’ equity (1)	—	—	666,094	637,924	—	—
Reserves
Reserves for pensions and similar obligations	195,990	195,990	184,891	184,891	203,952	203,952
Accrued taxes payable	75,753	75,753	79,944	79,944	75,753	75,753
Other provisions	151,013	276,410	268,469	523,373	223,076	676,227

	422,756	548,153	533,304	788,208	502,781	955,932
Obligations
Convertible bond and long-term debt	3,000,000	3,000,000	—	—	5,000,000	5,000,000
Liabilities to credit institutions	693,112	693,112	570,460	570,460	489,520	489,520
Trade accounts payable	226,924	246,488	757,208	715,337	114,498	138,038
Liabilities against affiliated companies	2,524,770	2,524,770	2,438,223	2,438,223	3,073,101	2,469,331
Other liabilities	135,854	135,854	121,323	121,323	102,814	102,814

	6,580,660	6,600,224	3,887,214	3,845,343	8,779,933	8,199,703
Deferred revenue	1,139,700	1,139,700	1,121,051	1,121,051	994,733	994,733

Total liabilities and shareholders’ equity	€8,143,116	€8,288,077	€6,207,663	€6,392,526	€10,277,447	€10,150,368

(1)	Included within the reconciliation of shareholders’ equity in accordance with German GAAP and US GAAP, in relation to the consolidation of wholly-owned subsidiaries, are the following differences: (€ 40,231) as at December 31, 2012, (€ 28,170) as at December 31, 2011 and (€ 22,713) as at June 30, 2013.

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

2. Revenue recognition

The Company generates a significant amount of its revenue by licensing software to customers. The Company licenses software to customers through sales directly to customers (direct sales) and through a distributor network of resellers who sell the Company’s software to end users (indirect sales). Both sales channels typically allow the end customer to take possession of the software. Maintenance and support (“post contract support” or “PCS”) is always sold with a software license, which is generally billed on an annual or quarterly basis. Additional services, including hosting and consulting services, are also occasionally sold with the software license. Consulting services are billed on a fixed fee or time and materials basis and are not considered to be essential to the functionality of the software as these services are available from other vendors. As a result of the various product and service offerings provided to customers, most transactions represent multiple element arrangements.

Software licenses sold through the direct sales channel generally include a perpetual license that requires the customer to have an active PCS contract in order for the customer to continue to retain the rights to use the license after the initial contract term. Software licenses sold through the Company’s reseller have been determined to include a perpetual license; however, an active PCS contract is not a mandatory requirement for the customer to continue to use the software.

Under German GAAP, regardless of the sales channel, revenues from multiple element contracts are recognized upon delivery or customer acceptance, as applicable. Revenues from software are recorded when software is delivered, which is generally through electronic download. Revenue from post contract support services are recognized ratably over the term of the maintenance agreement, which is generally one year but can occasionally be as long as three years. Revenues from consulting services are recognized when the consulting services are rendered. Revenues are only recognized to the extent that the Company has evidence of an agreement, the prices are fixed or determinable and delivery has occurred.

Under US GAAP, the Company recognizes revenues when the following four criteria are met: 1) persuasive evidence of an arrangement exists, 2) delivery has occurred or services have been rendered, 3) the price to the customer is fixed or determinable, and 4) collectability of the fees is probable.

When sales arrangements are comprised of multiple elements that include software, the fee received from the customer is allocated to each element of the arrangement based on vendor-specific objective evidence (“VSOE”) of fair value. VSOE is determined based on the price charged when the element is sold separately.

Although direct sales contracts describe the license being sold as a perpetual license, because the contracts generally require the customer to renew PCS after the initial term for the customer to continue to have the right to use the software license, they are effectively considered, under US GAAP, to be a series of term-based licenses. Each renewal contract is deemed to be a renewal of both the license and the PCS. As a result, the Company is unable to establish VSOE of fair value for either the license or the PCS because neither is sold separately. In most cases, direct sales’ renewal periods are one year and relatively consistent with normal pricing practices such that the total arrangement should be bundled together and revenue should be recognized ratably over the initial contract term.

Indirect sales contracts provide end customers with a perpetual license to use the software and PCS for a defined term. The Company receives from the reseller a fixed royalty percentage for the sale of the license and the related PCS based on the selling price of the software. The Company is contractually entitled to receive the same royalty rate for PCS in renewal periods. Because the stated renewal rate is deemed to be substantive, under US GAAP VSOE of fair value for PCS has been established. Consequently, for indirect sales transactions the software license and PCS are determined to be separate units of accounting such that revenue is allocated to each deliverable based on its fair value, with the software license being recognized upon delivery and PCS being recognized ratably over the initial contractual term as the services are performed.

Analysis of historical pricing practices demonstrated that a substantial majority of consulting services are consistently priced on a stand-alone basis within a reasonably narrow pricing range to establish VSOE of fair value for indirect sales. However, for direct sales, pricing of stand-alone consulting services has only been consistently applied to establish VSOE of fair value in 2011. Subsequent years pricing practices have not evidenced similar pricing consistency and therefore it has been determined that VSOE of fair value has not been established in 2012 or 2013. Consequently, for indirect sales transactions the Company is able to allocate the sales price to consulting services based on its fair value and recognize revenue as the services are performed. However, because VSOE of fair value has not been established for PCS on direct sales software and post contract support services, revenues are recognized ratably over the service period as a single element once software is delivered.

ICON-SCM AG

Notes to Financial Statements

For the Years Ended December 31, 2012 and 2011

3. Accounting for software development costs

Under German GAAP, costs to acquire and develop software to be sold to third parties may be recorded as an intangible asset based on the acquisition cost. In 2010, the Company acquired an intangible asset in the amount of €2,811,000, which is being amortized on a straight-line basis over the estimated useful life of five years.

Under US GAAP, costs incurred to develop software that will be sold to third parties may be recorded from the point at which the Company has established technological feasibility until the time the software becomes available for general release to customers. The period in which the costs were incurred to develop the software initially capitalized under German GAAP preceded the establishment of technological feasibility and should be expensed as incurred. In the reconciliation of net (loss) income in Note E section 3(a), the annual and semiannual amortization of these intangible assets is being reversed to remove the impact to the statement of operations. In the reconciliation of shareholders equity in Note E section 3(b), the remaining carrying amount for the respective periods is being eliminated as software development costs should not have been capitalized under US GAAP.

4. Bad debt allowance

Under German GAAP, bad debt allowances are recorded based on the principle of prudent accounting. Under US GAAP losses from uncollectible receivables shall be accrued when both of the conditions are met: (a) information available before the financial statements are issued or are available to be indicates that it is probable that an asset has been impaired at the date of the financial statements, and (b) the amount of the loss can be reasonably estimated. The Company does not have a history of significant write-offs and there is no indication of impairment of receivables outstanding as of the dates of the balance sheets presented. As such, to conform with US GAAP, the Company recorded an adjustment to reverse the general bad debt allowance.

5. Income tax effects of reconciling items

No difference has been recognized with respect to the income tax effects of reconciling items, as amongst other things, the Company is in a tax loss position and consequently, a full valuation allowance has been recognized against the relevant net deferred tax asset.

6. Accounting for investments in securities

Under German GAAP, investments in securities are held at cost. Under US GAAP, such investments represent available-for-sale securities and consequently are carried at fair value with unrealized holding gains at each balance sheet date recorded in other comprehensive income. In the reconciliation of shareholders equity in Note E section 3(b), the adjustment reflects the recognition of unrealized gains in other comprehensive income as a result of recording the security at its fair value on the respective balance sheet date.

7. Presentation of shareholders’ deficit

Based on German accounting standard, any deficit in excess of capital is presented as an asset in the balance sheets. For US GAAP presentation, the deficit is reclassified back to equity.

Karlsruhe, October 10, 2013

ICON-SCM AG

The Management Board

Susan Simmons	Thorsten Bachmann